Exhibit 99.1

Contact:	Wallace R. Cooney	For Immediate Release
	(703) 345-6470	July 30, 2025

GRAHAM HOLDINGS COMPANY REPORTS
SECOND QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the second quarter of 2025. The Company also filed its Form 10-Q today for the quarter ended June 30, 2025 with the Securities and Exchange Commission.
Division Operating Results
Revenue for the second quarter of 2025 was $1,215.8 million, up 3% from $1,185.3 million in the second quarter of 2024. Revenues increased at education, healthcare and other businesses, partially offset by declines at television broadcasting, manufacturing and automotive. The Company reported operating income of $72.8 million for the second quarter of 2025, compared to $25.9 million for the second quarter of 2024. Excluding goodwill and other long-lived asset impairment charges at World of Good Brands (WGB) in the second quarter of 2024, the improvement in operating results is due to increases at education, manufacturing, and healthcare, partially offset by declines at television broadcasting, automotive and other businesses. The Company reported adjusted operating cash flow (non-GAAP) of $111.3 million for the second quarter of 2025, compared to $98.5 million for the second quarter of 2024. Adjusted operating cash flow improved at education, manufacturing and healthcare, partially offset by declines at television broadcasting, automotive and other businesses. Capital expenditures totaled $19.8 million and $20.8 million for the second quarter of 2025 and 2024, respectively.
Revenue for the first six months of 2025 was $2,381.7 million, up 2% from $2,337.9 million in the first six months of 2024. Revenues increased at education, healthcare and other businesses, partially offset by declines at television broadcasting, manufacturing and automotive. The Company reported operating income of $120.2 million for the first six months of 2025, compared to $61.4 million for the first six months of 2024. Excluding goodwill and other long-lived asset impairment charges at WGB in the second quarter of 2024, the improvement in operating results is due to increases at education, manufacturing and healthcare, partially offset by declines at television broadcasting, automotive and other businesses. The Company reported adjusted operating cash flow (non-GAAP) of $199.4 million for the first six months of 2025, compared to $181.3 million for the first six months of 2024. Adjusted operating cash flow improved at education, manufacturing and healthcare, partially offset by declines at television broadcasting, automotive and other businesses. Capital expenditures totaled $33.9 million and $42.2 million for the first six months of 2025 and 2024, respectively.
Acquisitions and Dispositions of Businesses
In the first half of 2025, the Company completed the sale of various websites and related businesses that made up WGB. All remaining WGB operations are expected to be substantially shut down by the end of the third quarter of 2025.
On July 15, 2025, Hoover acquired Arconic Architectural Products, LLC, a wholly-owned subsidiary of Arconic Corporation, which manufactures aluminum cladding products and operates within the broader non-residential materials space from its facility in Eastman, GA. A significant portion of the purchase price was funded by the Company’s assumption of approximately $105 million in net pension obligations.
Management Changes
David Curtis and Justin DeWitte, co-CEOs of Graham Healthcare Group (GHG), recently made the decision to step down from their respective leadership roles at GHG. Both will remain with GHG for a transition period and to support the search and onboarding of a new leader for the home health and hospice businesses. The other healthcare businesses will transition to reporting into Graham Holdings leadership directly.
Debt, Cash and Marketable Equity Securities
At June 30, 2025, the Company had $816.4 million in borrowings outstanding at an average interest rate of 6.0%, including $143.6 million outstanding on its $300 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,127.5 million at June 30, 2025.
Overall, the Company recognized $11.5 million in net losses and $32.3 million in net gains on marketable equity securities in the second quarter and first six months of 2025, respectively, compared to $19.6 million and $123.8 million in net gains on marketable equity securities in the second quarter and first six months of 2024, respectively.
-more-

Common Stock Repurchases
During the first six months of 2025, the Company purchased a total of 3,978 shares of its Class B common stock at a cost of $3.5 million. At June 30, 2025, there were 4,359,759 shares outstanding. On September 12, 2024, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock; the Company has remaining authorization for 462,482 shares as of June 30, 2025.
Mandatorily Redeemable Noncontrolling Interest
The Company recorded interest expense of $1.2 million and $67.6 million in the second quarter and first six months of 2025, respectively, compared to $73.5 million and $75.4 million in the second quarter and first six months of 2024, respectively, to adjust the fair value of the mandatorily redeemable noncontrolling interest at GHG. The significant adjustments recorded in the first half of 2025 and 2024 are largely related to a substantial increase in the estimated fair value of CSI Pharmacy Holding Company, LLC (CSI).
On February 25, 2025, the Company and a group of minority shareholders entered into an agreement to settle a significant portion of the mandatorily redeemable noncontrolling interest for a total of $205 million, which consisted of approximately $186.25 million in cash and $18.75 million in Graham Holdings Company Class B common stock. Refer to Notes 2, 7 and 8 in the Company’s 2025 10-Q filing for additional information.
Overall Company Results
The Company reported net income attributable to common shares of $36.7 million ($8.35 per share) for the second quarter of 2025, compared to a net loss of $21.0 million ($4.79 per share) for the second quarter of 2024. For the first six months of 2025, the Company reported net income attributable to common shares of $60.6 million ($13.81 per share), compared to $103.3 million ($23.11 per share) for the first six months of 2024.
The results for the second quarter and first six months of 2025 and 2024 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $63.1 million ($14.33 per share) for the second quarter of 2025, compared to $56.9 million ($12.70 per share) for the second quarter of 2024. Excluding these items, net income attributable to common shares was $114.1 million ($25.98 per share) for the first six months of 2025, compared to $107.3 million ($23.99 per share) for the first six months of 2024.
Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K and in the Company’s 2024 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
-more-

GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	June 30%
(in thousands, except per share amounts)	2025	2024	Change
Operating revenues	$1,215,772	$1,185,280	3
Operating expenses	1,116,128	1,100,851	1
Depreciation of property, plant and equipment	19,652	22,173	(11)
Amortization of intangible assets	7,241	10,058	(28)
Impairment of goodwill and other long-lived assets	—	26,287	—
Operating income	72,751	25,911	—
Equity in earnings of affiliates, net	3,114	2,560	22
Interest income	2,261	2,111	7
Interest expense	(18,106)	(91,383)	(80)
Non-operating pension and postretirement benefit income, net	28,602	24,655	16
(Loss) gain on marketable equity securities, net	(11,543)	19,628	—
Other (expenses) income, net	(16,456)	1,791	—
Income (loss) before income taxes	60,623	(14,727)	—
Provision for income taxes	20,200	4,100	—
Net income (loss)	40,423	(18,827)	—
Net income attributable to noncontrolling interests	(3,674)	(2,213)	66
Net Income (Loss) Attributable to Graham Holdings Company Common Stockholders	$36,749	$(21,040)	—
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income (loss) per common share	$8.43	$(4.79)	—
Basic average number of common shares outstanding	4,333	4,401
Diluted net income (loss) per common share	$8.35	$(4.79)	—
Diluted average number of common shares outstanding	4,373	4,401
-more-

GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended
	June 30%
(in thousands, except per share amounts)	2025	2024	Change
Operating revenues	$2,381,687	$2,337,942	2
Operating expenses	2,206,192	2,184,793	1
Depreciation of property, plant and equipment	40,206	44,700	(10)
Amortization of intangible assets	15,065	20,809	(28)
Impairment of goodwill and other long-lived assets	—	26,287	—
Operating income	120,224	61,353	96
Equity in (losses) earnings of affiliates, net	(5,314)	4,891	—
Interest income	4,761	4,289	11
Interest expense	(100,383)	(110,711)	(9)
Non-operating pension and postretirement benefit income, net	63,219	67,072	(6)
Gain on marketable equity securities, net	32,258	123,780	(74)
Other (expense) income, net	(20,521)	3,438	—
Income before income taxes	94,244	154,112	(39)
Provision for income taxes	28,100	47,600	(41)
Net income	66,144	106,512	(38)
Net income attributable to noncontrolling interests	(5,501)	(3,172)	73
Net Income Attributable to Graham Holdings Company Common Stockholders	$60,643	$103,340	(41)
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$13.93	$23.24	(40)
Basic average number of common shares outstanding	4,327	4,416
Diluted net income per common share	$13.81	$23.11	(40)
Diluted average number of common shares outstanding	4,366	4,442

-more-

GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2025	2024	Change	2025	2024	Change
Operating Revenues
Education	$436,813	$422,899	3	$861,544	$845,497	2
Television broadcasting	105,984	115,478	(8)	209,538	228,536	(8)
Manufacturing	96,218	103,626	(7)	194,223	205,529	(6)
Healthcare	202,219	147,528	37	375,960	275,729	36
Automotive	285,572	308,814	(8)	566,563	612,654	(8)
Other businesses	88,970	86,991	2	173,867	170,289	2
Corporate office	621	575	8	1,241	1,151	8
Intersegment elimination	(625)	(631)	—	(1,249)	(1,443)	—
	$1,215,772	$1,185,280	3	$2,381,687	$2,337,942	2
Operating Expenses
Education	$390,628	$387,622	1	$775,326	$779,633	(1)
Television broadcasting	78,044	84,350	(7)	157,200	167,775	(6)
Manufacturing	88,652	99,361	(11)	181,177	198,195	(9)
Healthcare	177,122	134,791	31	332,546	256,901	29
Automotive	276,279	298,611	(7)	550,778	592,799	(7)
Other businesses	116,265	139,953	(17)	232,400	252,205	(8)
Corporate office	16,656	15,312	9	33,285	30,524	9
Intersegment elimination	(625)	(631)	—	(1,249)	(1,443)	—
	$1,143,021	$1,159,369	(1)	$2,261,463	$2,276,589	(1)
Operating Income (Loss)
Education	$46,185	$35,277	31	$86,218	$65,864	31
Television broadcasting	27,940	31,128	(10)	52,338	60,761	(14)
Manufacturing	7,566	4,265	77	13,046	7,334	78
Healthcare	25,097	12,737	97	43,414	18,828	—
Automotive	9,293	10,203	(9)	15,785	19,855	(20)
Other businesses	(27,295)	(52,962)	48	(58,533)	(81,916)	29
Corporate office	(16,035)	(14,737)	(9)	(32,044)	(29,373)	(9)
	$72,751	$25,911	—	$120,224	$61,353	96
Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$1,699	$2,872	(41)	$3,818	$5,846	(35)
Television broadcasting	1,360	1,360	—	2,720	2,710	0
Manufacturing	2,431	2,648	(8)	4,862	5,768	(16)
Healthcare	117	598	(80)	235	1,234	(81)
Automotive	5	5	—	10	5	—
Other businesses	1,629	28,862	(94)	3,420	31,533	(89)
Corporate office	—	—	—	—	—	—
	$7,241	$36,345	(80)	$15,065	$47,096	(68)
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$47,884	$38,149	26	$90,036	$71,710	26
Television broadcasting	29,300	32,488	(10)	55,058	63,471	(13)
Manufacturing	9,997	6,913	45	17,908	13,102	37
Healthcare	25,214	13,335	89	43,649	20,062	—
Automotive	9,298	10,208	(9)	15,795	19,860	(20)
Other businesses	(25,666)	(24,100)	(6)	(55,113)	(50,383)	(9)
Corporate office	(16,035)	(14,737)	(9)	(32,044)	(29,373)	(9)
	$79,992	$62,256	28	$135,289	$108,449	25

-more-

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2025	2024	Change	2025	2024	Change
Depreciation
Education	$7,412	$8,855	(16)	$15,176	$18,160	(16)
Television broadcasting	2,625	2,870	(9)	5,253	5,738	(8)
Manufacturing	2,654	2,694	(1)	5,357	5,409	(1)
Healthcare	1,723	1,683	2	3,509	3,277	7
Automotive	1,708	1,716	0	3,437	3,429	0
Other businesses	3,353	4,204	(20)	7,142	8,387	(15)
Corporate office	177	151	17	332	300	11
	$19,652	$22,173	(11)	$40,206	$44,700	(10)
Pension Expense
Education	$4,413	$4,712	(6)	$8,636	$8,822	(2)
Television broadcasting	1,532	1,416	8	2,951	3,055	(3)
Manufacturing	654	292	—	1,730	919	88
Healthcare	1,993	4,851	(59)	4,992	9,609	(48)
Automotive	21	42	(50)	48	57	(16)
Other businesses	2,295	1,674	37	4,011	3,614	11
Corporate office	791	1,084	(27)	1,523	2,029	(25)
	$11,699	$14,071	(17)	$23,891	$28,105	(15)
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$59,709	$51,716	15	$113,848	$98,692	15
Television broadcasting	33,457	36,774	(9)	63,262	72,264	(12)
Manufacturing	13,305	9,899	34	24,995	19,430	29
Healthcare	28,930	19,869	46	52,150	32,948	58
Automotive	11,027	11,966	(8)	19,280	23,346	(17)
Other businesses	(20,018)	(18,222)	(10)	(43,960)	(38,382)	(15)
Corporate office	(15,067)	(13,502)	(12)	(30,189)	(27,044)	(12)
	$111,343	$98,500	13	$199,386	$181,254	10
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets plus Depreciation Expense and Pension Expense.
-more-

GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2025	2024	Change	2025	2024	Change
Operating Revenues
Kaplan international	$272,171	$267,026	2	$533,427	$536,824	(1)
Higher education	84,738	81,041	5	173,225	161,163	7
Supplemental education	80,161	73,133	10	155,564	145,255	7
Kaplan corporate and other	23	2,993	(99)	35	5,581	(99)
Intersegment elimination	(280)	(1,294)	—	(707)	(3,326)	—
	$436,813	$422,899	3	$861,544	$845,497	2
Operating Expenses
Kaplan international	$242,234	$241,202	0	$473,428	$479,688	(1)
Higher education	66,766	66,687	0	142,446	141,290	1
Supplemental education	72,755	67,461	8	142,190	135,003	5
Kaplan corporate and other	7,439	11,048	(33)	14,099	21,221	(34)
Amortization of intangible assets	1,699	2,872	(41)	3,818	5,846	(35)
Intersegment elimination	(265)	(1,648)	—	(655)	(3,415)	—
	$390,628	$387,622	1	$775,326	$779,633	(1)
Operating Income (Loss)
Kaplan international	$29,937	$25,824	16	$59,999	$57,136	5
Higher education	17,972	14,354	25	30,779	19,873	55
Supplemental education	7,406	5,672	31	13,374	10,252	30
Kaplan corporate and other	(7,416)	(8,055)	8	(14,064)	(15,640)	10
Amortization of intangible assets	(1,699)	(2,872)	41	(3,818)	(5,846)	35
Intersegment elimination	(15)	354	—	(52)	89	—
	$46,185	$35,277	31	$86,218	$65,864	31
Operating Income (Loss) before Amortization of Intangible Assets
Kaplan international	$29,937	$25,824	16	$59,999	$57,136	5
Higher education	17,972	14,354	25	30,779	19,873	55
Supplemental education	7,406	5,672	31	13,374	10,252	30
Kaplan corporate and other	(7,416)	(8,055)	8	(14,064)	(15,640)	10
Intersegment elimination	(15)	354	—	(52)	89	—
	$47,884	$38,149	26	$90,036	$71,710	26
Depreciation
Kaplan international	$6,393	$7,177	(11)	$12,942	$14,533	(11)
Higher education	383	799	(52)	839	1,702	(51)
Supplemental education	631	857	(26)	1,384	1,876	(26)
Kaplan corporate and other	5	22	(77)	11	49	(78)
	$7,412	$8,855	(16)	$15,176	$18,160	(16)
Pension Expense
Kaplan international	$146	$166	(12)	$286	$329	(13)
Higher education	1,889	2,045	(8)	3,697	3,826	(3)
Supplemental education	1,972	2,094	(6)	3,859	3,912	(1)
Kaplan corporate and other	406	407	0	794	755	5
	$4,413	$4,712	(6)	$8,636	$8,822	(2)
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$36,476	$33,167	10	$73,227	$71,998	2
Higher education	20,244	17,198	18	35,315	25,401	39
Supplemental education	10,009	8,623	16	18,617	16,040	16
Kaplan corporate and other	(7,005)	(7,626)	8	(13,259)	(14,836)	11
Intersegment elimination	(15)	354	—	(52)	89	—
	$59,709	$51,716	15	$113,848	$98,692	15
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets plus Depreciation Expense and Pension Expense.
-more-

NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. GAAP requires that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Condensed Consolidated Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.
-more-

The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended June 30
	2025			2024
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	(Loss) Income before income taxes	Income Taxes	Net (Loss) Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$60,623	$20,200	$40,423	$(14,727)	$4,100	$(18,827)
Attributable to noncontrolling interests			(3,674)			(2,213)
Attributable to Graham Holdings Company Stockholders			36,749			(21,040)
Adjustments:
Goodwill and intangible asset impairment charges	—	—	—	26,287	5,693	20,594
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Program	6,015	1,540	4,475	16,410	4,201	12,209
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	1,153	(2,342)	3,495	73,539	12,145	61,394
Net losses (gains) on marketable equity securities	11,543	2,960	8,583	(19,628)	(5,026)	(14,602)
Net losses of affiliates whose operations are not managed by the Company	413	106	307	1,128	289	839
Gain on sale of certain businesses and websites	—	—	—	(3,483)	(760)	(2,723)
Net non-operating loss from impairment of cost method investments	12,679	3,206	9,473	337	86	251
Net Income, adjusted (non-GAAP)			$63,082			$56,922

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income (loss) per common share, as reported			$8.35			$(4.79)
Adjustments:
Goodwill and intangible asset impairment charges			—			4.62
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Program			1.02			2.74
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			0.79			13.77
Net losses (gains) on marketable equity securities			1.95			(3.28)
Net losses of affiliates whose operations are not managed by the Company			0.07			0.19
Gain on sale of certain businesses and websites			—			(0.61)
Net non-operating loss from impairment of cost method investments			2.15			0.06
Diluted income per common share, adjusted (non-GAAP)			$14.33			$12.70

The adjusted diluted per share amounts may not compute due to rounding.
-more-

	Six Months Ended June 30
	2025			2024
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$94,244	$28,100	$66,144	$154,112	$47,600	$106,512
Attributable to noncontrolling interests			(5,501)			(3,172)
Attributable to Graham Holdings Company Stockholders			$60,643			$103,340
Adjustments:
Goodwill and intangible asset impairment charges	—	—	—	26,287	5,693	20,594
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Program	6,639	1,700	4,939	16,828	4,308	12,520
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	67,560	13,693	53,867	75,415	12,241	63,174
Net gains on marketable equity securities	(32,258)	(8,271)	(23,987)	(123,780)	(31,693)	(92,087)
Net losses of affiliates whose operations are not managed by the Company	12,323	3,160	9,163	2,615	670	1,945
Gain on sale of certain businesses and websites	—	—	—	(3,483)	(760)	(2,723)
Non-operating loss from impairment of cost method investments	12,679	3,206	9,473	744	191	553
Net Income, adjusted (non-GAAP)			$114,098			$107,316

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$13.81			$23.11
Adjustments:
Goodwill and intangible asset impairment charges			—			4.60
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Program			1.12			2.80
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			12.26			14.13
Net gains on marketable equity securities			(5.46)			(20.59)
Net losses of affiliates whose operations are not managed by the Company			2.09			0.43
Gain on sale of certain businesses and websites			—			(0.61)
Non-operating loss from impairment of cost method investments			2.16			0.12
Diluted income per common share, adjusted (non-GAAP)			$25.98			$23.99

The adjusted diluted per share amounts may not compute due to rounding.

# # #